EXHIBIT 10.1

                        QUOTA PURCHASE AND SALE AGREEMENT

     This QUOTA PURCHASE AND SALE AGREEMENT made and entered into as of February 22, 2006, by and among,

(a) FlavIo firmino da silva, Brazilian, single, businessman, bearer of Identity Card RG No. 10.256.785-2-SSP/SP, enrolled with the CPF under no. 032.410.838-96, resident and domiciled in the City of Sao Paulo, State of Sao Paulo, at Rua Indiana, No. 458, apt. 92, Zip Code 04562-000 (hereinafter referred to as "FLAVIO");
(b)  Marcio archimedes  pissardo,  Brazilian,  married,  businessman,  bearer of
     Identity Card RG No. 8.034.988-SSP/SP, enrolled with the CPF under No. 998.427.858-15, resident and domiciled in the City of Santana de Parnaiba, State of Sao Paulo, at Alameda das Castanheiras, No. 121, Zip Code 06430-140 (hereinafter referred to as "Marcio");
(c) MIND INFORMATION SERVICES LTDA., company duly organized and existing in accordance with the laws of Brazil, with head office at Avenida dos Patos, 203-A, suite 204, ZIP Code 06429-120, enrolled with the CNPJ under No. 74.326.745/0001-81, herein represented by its partners, Mr. Flavio Firmino da Silva and Marcio Archimedes Pissardo, above identified (hereinafter referred to as "MIND");
(d) CELSO SOUZA ISBERNER, Brazilian, married, businessman, bearer of Identity Card RG No. 18.158.587-X-SSP/SP, enrolled with the CPF under No. 100.941.028-80, resident and domiciled in the City of Sao Paulo, State of Sao Paulo, at Rua Palacete das Aguias, No. 270, apt. 81, Vila Alexandria, Zip Code 04635-021 (hereinafter referred to as "CELSO");
(e) ALEXANDRE DIAS COUTO, Brazilian, married, businessman, bearer of Identity Card RG No. 19.842.029-SSP/SP, enrolled with the CPF under No. 149.053.038-00, resident and domiciled in the City of Sao Paulo, State of Sao Paulo, at Rua Nebraska, No. 432, apt. 52, Zip Code 04560-011 (hereinafter referred to as "Alexandre"); AND
(f) NEWMARKET TECHNOLOGY INC., a corporation organized under the laws of the State of Nevada, United States of America, with corporate headquarters at 14860 Monfort Dr., suite 210, Dallas, Texas, 75254, United States of America, herein represented by Mr. Philip Michael Verges, a citizen of United States of America, bearer of the passport No. 132369936, CEO of NewMarket Technology Inc., married, resident at 4338 Liam Dr., Frisco, Texas, 75034, United States of America, (hereinafter referred to as "Buyer")

     Flavio, Marcio, MIND, Celso and Alexandre are hereinafter jointly referred to as the "Sellers" and individually as "Seller", as the context dictates;


                                WITNESSETH THAT:

     WHEREAS the Sellers hold directly or will hold directly at the Date of Closing, as discriminated below, one hundred per cent (100%) of the equity of Unione Consulting Ltda., a Brazilian limited liability company with head office in the City of Barueri, State of Sao Paulo, at Alameda Rio Negro, No. 585,
Edificio Padauiri, 7th floor, suite 701, Alphaville, Zip Code 06454-000, enrolled with the CNPJ under No. 04.706.267/0001-50

--------------------------------------------------------------------------
 QUOTAHOLDER               QUOTAS                          PERCENTUAL
--------------------------------------------------------------------------
Flavio                     212,952                            22.80%

Marcio                     212,952                            22.80%

MIND                       134,496                            14.40%

Celso                      186,800                            20.00%

Alexandre                  186,800                            20.00%
--------------------------------------------------------------------------
TOTAL                      934,000                            100%


     WHEREAS the Sellers wish to sell and transfer to the Buyer, the nine hundred and thirty-four thousand (934,000) quotas ("Quotas"), representing one hundred percent (100%) of the equity of the Company, consisting substantially of the operations described in SCHEDULE 1.2 to this Agreement.

     WHEREAS the Buyer wishes to acquire one hundred percent (100%) of the Capital Stock of the Company in conformity with the terms and conditions of this Agreement.

     NOW THEREFORE, the Parties hereto intending to be bound hereby, agree as follows:

SECTION ONE - DEFINITIONS.

     Capitalized terms used in this Agreement and in the attachments hereto have the meanings set forth in this Agreement:

1.1. "Affiliate" will mean, with respect to any Person, any other Person that alone or together with any other Person, directly or indirectly through one or more intermediaries controls, or is controlled by or is under common control with, such Person. Without limiting the generality of the foregoing, quotaholders, members, partners, officers and directors of any Person shall be deemed, to be Affiliates of any such Person, including, in the case of quotaholders that are individuals relatives up to the second degree.
1.2. "After Tax Net Profit" will mean, for any given fiscal year, the accounting value obtained by the application of the formula contained in SCHEDULE 3.1;
1.3. "Agreement" will mean this "Quota Purchase and Sale Agreement", its Enclosures and Amendments;
1.4. "Amendment to the Contrato Social" will mean the text substantially consistent with the content of SCHEDULE 2.1;
1.5. "Buyer's Indemnities" will have the meaning assigned to it by Sub-Section 12.1.;
1.6. "Capital Stock" will mean one hundred percent (100%) of the quotas, and the fully paid equity of the Company, at any point in time;
1.7. "Closing" will have the meaning assigned to it by Sub-Section 2.1.;
1.8. "Company" will mean Unione Consulting Ltda., as defined in the first Whereas and described in SCHEDULE 1.2;

1.9. "Condition Precedent" will have the meaning assigned to "Condicao Suspensiva" by article 125 Of the Brazilian Civil Code;
1.10. "Date of Closing" will have the meaning assigned to it by Sub-Section 2.2; 1.11."Denominated Accounts" will mean the accounts designated by each of the
     Seller in SCHEDULE 3.2;
1.12."Equity  Interest"  will  mean  the  Company's  equity   corresponding  and
     represented by one hundred percent (100%) of the outstanding quotas of the Company;
1.13."Exchange  Rate"  will  mean the  rates  divulged  by the  Central  Bank of
     Brazil, SISBACEN system; quotation PTAX 800 - Option Screen 5, applicable, as determined by Regulation, to the operations closed on the day immediately preceding the relevant payment;
1.14."Financial  Statements" will have the meaning assigned to it by Sub-Section
     5.5;
1.15."Intellectual   Property"   will  have  the  meaning   assigned  to  it  by
     Sub-Section 5.10;
1.16."Labor  Agreements"  will  mean  all  Labor  Agreements  inscribed  in  the
     Carteira de Trabalho e Previdencia Social, agreements to compensate officers and agreements with individual contractors and other contracts for the supply of workmanship;
1.17."Payment  Date (s)" - will have the meaning  assigned to it by Section Four and its Sub-sections;
1.18."Person"  will  mean  an  individual,  corporation,   partnership,  limited
     liability company, limited liability partnership, government, governmental agency;
1.19. "Pledge" will mean the pledge of quotas mentioned in Section 13. 1.20."Purchase Price" will have the meaning assigned to it by Section Three and its Sub-sections;
1.21."Sellers  Indemnities"  will have the meaning assigned to it by Sub-Section
     12.2.;
1.22."Tax or Taxes" will mean all taxes, charges, fees, levies or other assessments including, without limitation Income Tax, Capital Gains Tax, IPI, Social PIS and COFINS contributions, Social Security Contributions, CIDE, CPMF, ICMS, ISS, IPTU, withholding taxes, transfer taxes, municipal, state and federal rates, and tariffs or any other form of taxation imposed or required to be withheld by the Brazilian tax authorities or foreign government or subdivision or agency thereof, and such term shall include interest, penalties or additions to tax, and any liability for taxes;
1.23."Buyer's Assignee" will mean the new Brazilian company ("Newco") to be formed by the Buyer.

SECTION TWO -     PURCHASE AND SALE OF QUOTAS

2.1. Delivery - Subject to the terms, conditions of this Agreement, the Sellers will sell, assign, deliver, and transfer, at the Closing all of the Equity Interest to the Buyer, or its designee by means of executing the Amendment to the Contrato Social (alteracao do Contrato Social) of the Company substantially in the form of the draft contained in SCHEDULE 2.1.
2.2. The Closing will take place on or before March 10, 2006 (Date of CLOSING), but not later then 10:30 A.M. Brasilia time, at Rua Alexandre Dumas, 1658, 5(0) andar, na cidade e Estado de Sao Paulo. The transfer of the Equity Interest will be made free and clear of any and all encumbrances. Upon such sale and transfer, the Buyer shall be the owner, directly or indirectly, of all quotas of the Company, including the Equity Interest, free and clear of any liens, guarantees, pledges, claims, and/or other encumbrances, except for the Pledge.

SECTION THREE-    PURCHASE PRICE

3.1. The Buyer will pay or cause to be paid to the Sellers, the Purchase Price, consisting of a fixed part in the amount of US$ 6,460,320.00 (six million, four hundred and sixty thousand, three hundred and twenty United States dollars), subject to a variable part to be determined in accordance with the criteria and parameters established in SCHEDULE 3.1, and not to exceed US$ 8,539,680.00 (eight million, five hundred and thirty nine thousand and six hundred and eighty United States dollars).
3.2. All payments will be made in Brazilian Reais at the applicable Exchange Rate, for the credit of each of the Denominated Accounts, as designated by each of the Sellers, and established in SCHEDULE 3.2.

SECTION FOUR - PAYMENT OF THE PURCHASE PRICE.

     The Purchase Price will be paid by the Buyer to the Sellers in tranches on each of the following Payments Dates:

4.1. Tranche One - in the Brazilian Reais equivalent to one million United States dollars (US$ 1,000,000.00), at the applicable Exchange Rate on the date of the payment of the first tranche, distributed as follows:

-------------------------------------------------------------
SELLER
-------------------------------------------------------------
Flavio                                 US$ 228,000.00

Marcio                                 US$ 228,000.00

MIND                                   US$ 144,000.00

Celso                                  US$ 200,000.00

Alexandre                              US$ 200,000.00
-------------------------------------------------------------
Total                                  US$1,000,000.00


4.2. Tranche Two - in the Brazilian Reais equivalent to one million, eighty-four thousand United States dollars (US$ 1,084,000.00) at the applicable Exchange Rate, on August 22, 2006, distributed as follows:

-------------------------------------------------------------
SELLER
-------------------------------------------------------------
Flavio                               US$ 247,152.00

Marcio                               US$ 247,152.00

MIND                                 US$ 156,096.00

Celso                                US$ 216,800.00

Alexandre                            US$ 216,800.00
-------------------------------------------------------------
Total                                US$1,084,000.00

4.3. Tranche Three - in the Brazilian Reais equivalent to one million, eighty-four thousand United States dollars (US$ 1,084,000.00), at the applicable Exchange Rate, on February 22, 2007, distributed as follows:

-------------------------------------------------------------
SELLER
-------------------------------------------------------------
Flavio                              US$ 247,152.00

Marcio                              US$ 247,152.00

MIND                                US$ 156,096.00

Celso                               US$ 216,800.00

Alexandre                           US$ 216,800.00
-------------------------------------------------------------
Total                               US$1,084,000.00

4.4. Tranche Four - The Buyer will pay for the fourth tranche, in Brazilian Reais calculated at the applicable Exchange Rate, on August 22, 2007, as follows:

     4.4.1. - Tranche Four (1) - US$ 823,840.00 (eight hundred and twenty three thousand, eight hundred and forty United States dollars), distributed as follows:

-------------------------------------------------------------
SELLER
-------------------------------------------------------------
Flavio                              US$ 187,835.52

Marcio                              US$ 187,835.52

MIND                                US$ 118,632.96

Celso                               US$ 164,768.00

Alexandre                           US$ 164,768.00
-------------------------------------------------------------
Total                               US$823,840,00

     4.4.2. -  Tranche  Four (2) -  Exclusively  to MIND  (tranche  4.4.2),  US$
          0.13008 for each one United States dollar that exceeds US$ 912,000,00 (nine hundred and twelve thousand United States dollars) of After Tax Net Profit as verified in the fiscal year of 2006, limited such variable part of the Purchase Price (tranche 4.4.2.) to a ceiling of US$ 37,463,04 (thirty-seven thousand, four hundred and sixty three United States dollars and four cents).

     4.4.3. - Tranche Four (3)- To the remaining  Sellers (tranche  4.4.3),  US$
          0.773253333333 for each one United States dollar that exceeds US$ US$ 912,000,00 (nine hundred and twelve thousand United States dollars), but does not exceed US$ 1,200,000.00 (one million and two hundred thousand United States dollars) of After Tax Net Profit as verified in the fiscal year of 2006, limited such variable part of the Purchase

          Price (tranche 4.4.3.) to an aggregate ceiling of US$ 222,696.96 (two hundred and twenty two thousand, six hundred and ninety-six United States dollars and ninety six cents), as follows:

-------------------------------------------------------------
SELLER          ADDITIONAL  PRICE FOR EVERY ADDITIONAL
                US$ 1 OF ATNP ABOVE US$ 912,000.00
-------------------------------------------------------------
Flavio          US$ 0,20596

Marcio          US$ 0,20596

Celso           US$ 0,180666666667

Alexandre       US$ 0,180666666667
-------------------------------------------------------------

     4.4.4. - Tranche Four (4)- To the remaining  Sellers (tranche  4.4.4),  US$
          0.491053227633 for each one United States dollar that exceeds US$ 1,200,000.00 (one million and two hundred thousand United States dollars) of After Tax Net Profit as verified in the fiscal year of 2006, limited such variable part of the Purchase Price (tranche 4.4.4.) to an aggregate ceiling of US$ 260,160.00 (two hundred and sixty thousand, one hundred and sixty United States dollars), as follows:

-------------------------------------------------------------
SELLER            ADDITIONAL  PRICE FOR EVERY  ADDITIONAL
                  US$ 1 OF ATNP  ABOVE US$ 912,000.00
-------------------------------------------------------------
Flavio            US$ 0,14731596829

Marcio            US$ 0,14731596829

Celso             US$ 0,098210645527

Alexandre         US$ 0,098210645527
-------------------------------------------------------------

4.5. Tranche Five - The Buyer will pay for the fifth tranche, in Brazilian Reais calculated at the applicable Exchange Rate, on February 22, 2008, as follows:

     4.5.1. - Tranche Five (1) US$ 823,840.00 (eight hundred and twenty three thousand, eight hundred and forty United States dollars) distributed as follows:

-------------------------------------------------------------
SELLER
-------------------------------------------------------------
Flavio                              US$ 187,835.52

Marcio                              US$ 187,835.52

MIND                                US$ 118,632.96

Celso                               US$ 164,768.00

Alexandre                           US$ 164,768.00
-------------------------------------------------------------
Total                               US$823,840,00

     4.5.2. -  Tranche  Five (2) -  Exclusively  to MIND  (tranche  4.5.2),  US$
          0.13008 for each one United States dollar that exceeds US$ 912,000,00 (nine hundred and twelve thousand United States dollars) of After Tax Net Profit as verified in the fiscal year of 2006, limited such variable part of the Purchase Price (tranche 4.5.2.) to a ceiling of US$ 37,463,04 (thirty-seven thousand, four hundred and sixty three United States dollars and four cents).

     4.5.3. - Tranche Five (3)- To the remaining  Sellers (tranche  4.5.3),  US$
          0.773253333333 for each one United States dollar that exceeds US$ US$ 912,000,00 (nine hundred and twelve thousand United States dollars), but does not exceed US$ 1,200,000.00 (one million and two hundred thousand United States dollars) of After Tax Net Profit as verified in the fiscal year of 2006, limited such variable part of the Purchase Price (tranche 4.5.3.) to an aggregate ceiling of US$ 222,696.96 (two hundred and twenty two thousand, six hundred and ninety-six United States dollars and ninety six cents), as follows:

-------------------------------------------------------------
SELLER           ADDITIONAL  PRICE FOR EVERY  ADDITIONAL
                 US$ 1 OF ATNP  ABOVE US$ 912,000.00
-------------------------------------------------------------
Flavio           US$ 0,20596

Marcio           US$ 0,20596

Celso            US$ 0,180666666667

Alexandre        US$ 0,180666666667
-------------------------------------------------------------

     4.5.4. - Tranche Five (4)- To the remaining  Sellers (tranche  4.5.4),  US$
          0.491053227633 for each one United States dollar that exceeds US$ 1,200,000.00 (one million and two hundred thousand United States dollars) of After Tax Net Profit as verified in the fiscal year of 2006, limited such variable part of the Purchase Price (tranche 4.5.4.) to an aggregate ceiling of US$ 260,160.00 (two hundred and sixty thousand, one hundred and sixty United States dollars), as follows:

-------------------------------------------------------------
SELLER              ADDITIONAL  PRICE FOR EVERY  ADDITIONAL
                    US$ 1 OF ATNP ABOVE US$ 912,000.00
-------------------------------------------------------------
-------------------------------------------------------------
Flavio              US$ 0,14731596829
-------------------------------------------------------------
-------------------------------------------------------------
Marcio              US$ 0,14731596829
-------------------------------------------------------------
-------------------------------------------------------------
Celso               US$ 0,098210645527
-------------------------------------------------------------
-------------------------------------------------------------
Alexandre           US$ 0,098210645527
-------------------------------------------------------------

4.6. Tranche Six - The Buyer will pay for the sixth tranche, in Brazilian Reais calculated at the applicable Exchange Rate, on August 22, 2008, as follows:

     4.6.1. - Tranche Six (1) US$ 823,840.00 (eight hundred and twenty three thousand, eight hundred and forty United States dollars) distributed as follows:

-------------------------------------------------------------
SELLER
-------------------------------------------------------------
Flavio                 US$ 187,835.52

Marcio                 US$ 187,835.52

MIND                   US$ 118,632.96

Celso                  US$ 164,768.00

Alexandre              US$ 164,768.00
-------------------------------------------------------------
Total                  US$ 823,840,00
-------------------------------------------------------------

     4.6.2. - Tranche Six (2) - Exclusively to MIND (tranche 4.6.2), US$ 0.13008 for each one United States dollar that exceeds US$ 912,000,00 (nine hundred and twelve thousand United States dollars) of After Tax Net Profit as verified in the fiscal year of 2007, limited such variable part of the Purchase Price (tranche 4.6.2.) to a ceiling of US$ 37,463,04 (thirty-seven thousand, four hundred and sixty three United States dollars and four cents).

     4.6.3. - Tranche Six (3)- To the remaining  Sellers  (tranche  4.6.3),  US$
          0.773253333333 for each one United States dollar that exceeds US$ 912,000,00 (nine hundred and twelve thousand United States dollars), but does not exceed US$ 1,200,000.00 (one million and two hundred thousand United States dollars) of After Tax Net Profit as verified in the fiscal year of 2007, limited such variable part of the Purchase Price (tranche 4.6.3.) to an aggregate ceiling of US$ 222,696.96 (two hundred and twenty two thousand, six hundred and ninety-six United States dollars and ninety six cents), as follows:

-----------------------------------------------------------------
SELLER                  ADDITIONAL  PRICE FOR EVERY  ADDITIONAL
                        US$ 1 OF ATNP ABOVE US$ 912,000.00
-----------------------------------------------------------------
FLAVIO                  US$ 0,20596

MARCIO                  US$ 0,20596

CELSO                   US$ 0,180666666667

ALEXANDRE               US$ 0,180666666667
-----------------------------------------------------------------

     4.6.4. - Tranche Six (4)- To the remaining  Sellers  (tranche  4.6.4),  US$
          0.491053227633 for each one United States dollar that exceeds US$ 1,200,000.00 (one million and two hundred thousand United States dollars) of After Tax Net Profit as verified in the fiscal year of 2007, limited such variable part of the Purchase Price (tranche 4.6.4.) to an aggregate ceiling of US$ 260,160.00 (two hundred and sixty thousand, one hundred and sixty United States dollars), as follows:

--------------------------------------------------------------------------------
SELLER                 ADDITIONAL  PRICE FOR EVERY ADDITIONAL
                       US$ 1 OF ATNP ABOVE US$ 912,000.00
--------------------------------------------------------------------------------
FLAVIO                 US$ 0,14731596829

MARCIO                 US$ 0,14731596829

CELSO                  US$ 0,098210645527

ALEXANDRE              US$ 0,098210645527
--------------------------------------------------------------------------------

4.7. Tranche Seven - The Buyer will pay for the seventh tranche, in Brazilian Reais calculated at the applicable Exchange Rate, on December 22, 2008, as follows:

     4.7.1. - Tranche Seven (1) US$ 820,800.00 (eight hundred and twenty thousand, eight hundred United States dollars) distributed as follows:

-------------------------------------------------------------------
SELLER
-------------------------------------------------------------------
Flavio                       US$ 187,142,40

Marcio                       US$ 187,142,40

MIND                         US$ 118,195.20

Celso                        US$ 164,160.00

Alexandre                    US$ 164,160.00
-------------------------------------------------------------------
Total                        US$ 820,800,00
-------------------------------------------------------------------

     4.7.2. - Tranche  Seven (2) -  Exclusively  to MIND  (tranche  4.7.2),  US$
          0.1296 for each one United States dollar that exceeds US$ 912,000,00 (nine hundred and twelve thousand United States dollars) of After Tax Net Profit as verified in the fiscal year of 2007, limited such variable part of the Purchase Price (tranche 4.7.2.) to a ceiling of US$ 37,324.80 (thirty-seven thousand, three hundred and twenty four United States dollars and eighty cents).

     4.7.3. - Tranche Seven (3)- To the remaining  Sellers (tranche 4.7.3),  US$
          0.7704 for each one United States dollar that exceeds US$ US$ 912,000,00 (nine hundred and twelve thousand United States dollars), but does not exceed US$ 1,200,000.00 (one million and two hundred thousand United States dollars) of After Tax Net Profit as verified in the fiscal year of 2007, limited such variable part of the Purchase Price (tranche 4.7.3.) to an aggregate ceiling of US$ 221,875.20 (two hundred and twenty one thousand, eight hundred and seventy-five United States dollars and twenty cents), as follows:

-----------------------------------------------------------------
SELLER             ADDITIONAL  PRICE  FOR  EVERY  ADDITIONAL
                   US$ 1 OF  ATNP ABOVE US$ 912,000.00
-----------------------------------------------------------------
Flavio             US$ 0,2052

Marcio             US$ 0,2052

Celso              US$ 0,18

Alexandre          US$ 0,18
-----------------------------------------------------------------

     4.7.4. - Tranche Seven (4)- To the remaining  Sellers (tranche 4.7.4),  US$
          0.489241223103 for each one United States dollar that exceeds US$ 1,200,000.00 (one million and two hundred thousand United States dollars) of After Tax Net Profit as verified in the fiscal year of 2007, limited such variable part of the Purchase Price (tranche 4.7.4.) to an aggregate ceiling of US$ 259,200.00 (two hundred and fifty nine thousand and two hundred United States dollars), as follows:

------------------------------------------------------------------
SELLER                 ADDITIONAL  PRICE FOR EVERY  ADDITIONAL
                       US$ 1 OF ATNP ABOVE US$ 912,000.00
------------------------------------------------------------------
Flavio                 US$ 0,146772366931

Marcio                 US$ 0,146772366931

Celso                  US$ 0,097848244621

Alexandre              US$ 0,097848244621
------------------------------------------------------------------

4.8. Failure to perform payment on any of the Payment Dates will impose on the Buyer a interest of one percent (1%) per month, calculated pro rata die and a penalty equal to two percent (2%) on the corresponding payment. The penalty will apply on the thirtieth continuous day of default. Any delay in any of the scheduled payments that exceeds ninety (90) calendar days will precipitate the maturity of the unpaid fixed portions for the Purchase Price. The parties agree that to the extent a state of default continues, the right of the Buyer as the controlling quotaholder or that of the Company, to terminate the management mandate of Flavio, Marcio, Alexandre and Celso will be suspended until the payments are resumed and made current.

4.9. In case one or more of the Sellers mentioned in Section 14 decide to withdraw from the management of the Company, the following rule will apply:

     (a) if any such withdrawal occurs before January 1, 2007, the withdrawing Seller or Sellers will receive the portions of the Purchase Price under Sub-Sections 4.4 (1), 4.5 (1), 4.6 (1) and 4.7 (1);

     (b) if any such withdrawal occurs after January 1, 2007 and before January 1, 2008, the withdrawing Seller or Sellers will receive the portions of the Purchase Price under Sub-Sections 4.4 (3), 4.5 (3) in accordance with its terms; the portions of the Purchase Price under Sub-Sections 4.6 (3) and 4.7 (3) in accordance with its terms but at a discount of 50%.

     The Buyer may, at any time and at its sole discretion, anticipate in full for one or more Sellers the payments corresponding to the unpaid tranches of the Purchase Price. At a discount of 4% per annun, accumulated on a pro-rata temporis, accumulated basis calculated upon the unpaid amounts. Relatively to Sub Sections 4.4, 4.5, 4.6 and 4.7, the pre-payment and its rules will apply upon the following mid-points:

-----------------------------------------------------------
TRANCHES                      MIDPOINT
-----------------------------------------------------------
4.4.                          $1084,000.00

4.5                           $1084,000.00

4.6                           $1084,000.00

4.7                           $1080,000.00
--------------------------------------------------

SECTION 5 - REPRESENTATIONS AND WARRANTIES OF THE SELLERS

     In order to induce the Buyer to enter into this Agreement and consummate the transactions contemplated hereby, each of the Sellers jointly and severally hereby make to the Buyer the representations, warranties and covenants contained in this Section 5, as of the date hereof and as of the Date of Closing.

5.1. Qualification and Authority of the Company.

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of Brazil. The Company has full corporate power and authority to conduct its business in the manner such business is currently conducted or proposed to be conducted.
     (b)  The Company's Articles  (Contrato  Social),  as amended in the form of
          Exhibit 5.1.(b) hereof, are fully effective, complete and correct, and no amendments thereto are pending.
     (c) The Company is duly licensed and qualified to do business and in good standing in each jurisdiction in which operation of its business makes such licensing or qualification to do business necessary and the failure so to qualify to do business would have a material adverse effect on the business or prospects (financial or otherwise) of the Company.
     (d) Subsidiaries and Affiliates - Except for Unione Consulting Chile S.A., the Company does not presently own or control, directly or indirectly, any equity interest in any corporation, association or business entity. The Company is not, directly or indirectly, a participant in any joint venture or partnership.

5.2. Capitalization.

     (a) As of the date hereof, and on the Date of Closing, the total capital stock of the Company consists of nine hundred and thirty-four thousand (934,000) quotas, all of which are outstanding, paid-up in full and non-assessable, are owned by the Sellers and have not been issued in violation of any preemptive rights or transferred in violation of any rights of first refusal.
     (b) As of the Closing, upon consummation of the transactions contemplated herein, the total authorized capital stock of the Company will consist of nine hundred and thirty-four thousand (934,000) quotas, all of which will be duly and validly outstanding, fully paid and non-assessable, will have not been issued, offered and sold in violation of any preemptive rights, rights of first refusal or any Applicable Law and will be owned on a fully diluted bases by the Buyer or its designees.
     (c) The Sellers are not a party to any option, warrant, and purchase right, or other contract or commitment that could require them to sell, transfer, or otherwise dispose of any capital stock of the Company.
     (d) There are no outstanding options, warrants, calls, purchase rights, subscription rights, preemptive rights or other contracts or commitments that could require, or commitments by the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock, or to pay any dividends on such quotas, or to purchase, redeem, or retire any outstanding quotas of its capital stock, nor are there outstanding any obligations which are convertible into or exchangeable for any portion of capital stock of the Company.
     (e) There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Company or the management of the business and affairs of the Company.
     (f) There are no agreements among the Company and any of the Company's quotaholders or among any of the Company's quotaholders, which in any way affect any quotaholder's ability or right freely to alienate the quotas.
     (g) The Sellers hold of record and own beneficially all of the quotas, free and clear of any and all security interests, Liens, claims, pledges, assessments, equities, charges, Taxes, agreements, restrictions and encumbrances whatsoever and free of all options, warrants, calls, purchase rights or other contracts or commitments that could require such quotaholder to sell such quotas and with no proxies or restrictions on the voting or other rights pertaining thereto.
     (h) The Sellers have complete and unrestricted power and authority and the unqualified right to sell, assign, transfer and deliver the quotas to the Buyer, and upon such sale, assignment, the Buyer will acquire good, valid and marketable title to the quotas.

5.3. Qualification and Authority of Sellers

     (a) MIND is a limited liability company duly organized, validly existing and in good standing under the laws of Brazil with full corporate power and authority to conduct its business in the manner and in the places where such business is conducted.
     (b) The Sellers have full right, power and authority to enter into this Agreement and the other documents to be executed and delivered by them pursuant to this Agreement and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the performance of the Sellers' obligations hereunder have been duly authorized by all necessary action of the Sellers' board of directors or shareholders (where applicable) and no other action is required and no consent or notice is required by any other Person.
     (c) This Agreement constitutes valid and binding obligations of the Sellers, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights.

5.4. Consents - No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Person is required in connection with the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby.

5.5. Financial Statements; No Undisclosed Liabilities.

     (a) The Sellers have delivered to the Buyers an unaudited balance sheet of the Company dated December 31, 2005 and statements of operations and cash flows for the an one (1) year period then ended, with all footnotes thereto, certified by the Company's chief financial officer (the "Financial Statements"), a copy of which are incorporated herein as SCHEDULE 5.5.
     (b) The Financial Statements (A) have been prepared in accordance with Brazilian GAAP applied consistently during the periods covered thereby; (B) are complete and correct in all material respects and present fairly the financial condition of the Company at the dates of said Financial Statements and the results of its operations and cash flows for the periods covered thereby; (C) were prepared in accordance with the books and records of the Company; (D) present fairly the revenues, direct operating expenses actually incurred during the periods covered thereby and the cash position, borrowings, customer advances, inventories, accounts receivable and accounts payable actually held or incurred as of the relevant dates thereof; and (E) do not contain any items of special or nonrecurring income.
     (c) Since the date of the Financial Statements, the Company has had no material liabilities or obligations of any nature, whether accrued, absolute, direct, contingent or otherwise, except liabilities or obligations stated or adequately reserved against on the Financial Statements or reflected in SCHEDULE 5.5. For purposes of this Section
          5.5 an amount shall conclusively be deemed "material" if it is greater than or equal to three thousand United States dollars (US$ 3,000.00). The Company has no additional liabilities of any nature (whether fixed or contingent) not required to be disclosed under Brazilian accounting principles in an aggregate amount greater than three thousand United States dollars (US$ 3,000.00). The reserves and provisions reflected in the Financial Statements are, as of the date thereof and hereof, adequate, appropriate and reasonable and have been calculated in a consistent manner. No reserves or provisions in addition to those reflected in the Financial Statements are currently required or appropriate.
     (d) All Tax Returns required to be filed with respect to the Company for all Taxable Periods ending on or before the date hereof have been timely filed with the appropriate Tax Authority in the manner prescribed by Applicable Law. All such Tax Returns (i) were prepared in the manner required by Applicable Law, (ii) are true, correct and complete in all respects, and (iii) reflect the liability for Taxes of the Company. All Taxes shown to be payable on such Tax Returns, and all assessments of Tax made against the Company with respect to such Tax Returns, have been paid when due. No adjustment relating to any such Tax Return has been proposed or threatened formally or informally by any Taxing authority and to the best knowledge of Sellers, no basis exists for any such adjustment.
     (e) All monies required to be withheld by the Company for services tax, income taxes, social security and other payroll taxes have been collected or withheld and either paid to the respective Tax
          Authorities, set aside in accounts for such purpose, or accrued, reserved against and entered upon the books of the Company.
     (f) No material claim has ever been made by an authority with respect to the Company in a jurisdiction where the Company does not file reports and returns that the Company is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Taxes and there are no Liens for any Tax upon any asset of the Company. The Company is not a party to any agreement relating to the sharing of liability for, or payment of, Taxes and the Company is not otherwise obligated to indemnify any party for any Taxes.
     (g) No extension of time with respect to any date on which a Tax Return was or is to be filed by the Company is in force, and no waiver or agreement by the Company is in force for the extension of time for the assessment or payment of any Taxes.
     (h) No audit or other administrative proceeding or court proceeding has formally commenced or is presently pending with regard to any Taxes or Tax Returns of the Company and no notification has been received by the Company that such an audit or other proceeding is pending or threatened with respect to any Taxes due from or with respect to the Company or any Tax Return filed (or required to have been filed) by or with respect to the Company.
     (i) All material amounts required to be collected or withheld by the Company have been collected and withheld by the Company and any such amounts that are required to be remitted to any Taxing authority have been duly remitted.

5.6. Accounts Receivable - The Company does not have any accounts or loans receivable from any Person which is an Affiliate of the Company, including, without limitation, any quotaholders, director or officer of the Company. All of the accounts receivable of the Company are valid and enforceable claims, fully collectible in the ordinary course and subject to no set-off or counterclaim other than set-offs and counterclaims arising in the ordinary course of business consistent with prudent business practice. The Company has not, since the date of the Financial Statements, changed its normal credit and collection practices.

5.7. Absence of Certain Changes - Since December 31, 2005 there has not been:

     (a)  Any  change  in  the  properties,   assets,   liabilities,   business,
          operations, condition (financial or other) or prospects of the Company, which change by itself or in conjunction with all other such changes, whether or not arising in the ordinary course of business, has been materially adverse with respect to the assets, business, operations, conditions (financial or other) or prospects of the Company;
     (b) Any obligation or liability of any nature incurred by the Company, whether accrued, absolute, contingent or otherwise, known or unknown, in excess of three thousand United States dollars (US$ 3,000.00) in the aggregate, other than obligations and liabilities incurred in the ordinary course of business consistent with the terms of this Agreement;

     (c) Any purchase, sale or other disposition, or any agreement or other arrangement for the purchase, sale or other disposition, of any capital asset of the Company having a purchase price or other replacement cost of more than three thousand United States dollars (US$ 3,000.00) or except in the ordinary course of business in an aggregate amount not material to the Company, any other asset of the Company having a purchase price or other replacement cost of more than three thousand United States dollars (US$ 3,000.00);
     (d) Any damage, destruction or loss in excess of three thousand United States dollars (US$ 3,000.00), in the aggregate, to any assets or property of the Company, whether or not covered by insurance;
     (e) any change in the compensation (whether in the form of salaries, wages, incentive arrangements, employee benefits or otherwise) payable or to become payable by the Company to any of its officers, employees, agents or independent, such changes which are not, in the aggregate, material to the Company and are made in the ordinary course consistent with prior practices, or (B) any bonus payment or arrangement made to or with any of such officers, employees, agents or independent contractors, or (C) the entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any officer, director, employee or independent contractor of the Company;
     (f) Any change with respect to the officers or senior management of the Company, any grant of any severance or termination pay to any individual officer or employee of the Company or any increase in benefits payable under any existing severance or termination pay policies or employment agreements;
     (g) Any obligation or liability incurred by the Company to any of its officers, directors or quotaholders, or any loans or advances made by the Company to any of its officers, directors or quotaholders, except normal compensation and expense allowances payable to officers or employees;
     (h) Any material change in accounting methods or practices, credit, policies or practices with respect to the payment of accounts payable or collection policies or practices used by the Company;
     (i) Any other transaction or series of related transactions involving the payment of three thousand United States dollars (US$ 3,000.00) or more in the aggregate or otherwise material to the Company, entered into by the Company other than transactions in the ordinary course of business consistent with past practice;
     (j) Any event, occurrence, development, state of facts or change in the business which has had, either alone or together with all such events, occurrences, developments, states of facts or changes, a material adverse effect on the assets, business, results of operations, affairs, prospects or financial condition of the Company.

5.8. Ordinary Course - Since December 31, 2005, the Company has conducted its business only in the ordinary course and consistently with its prior practices. From and after the date of this Agreement through and including the Date of Closing, the Company shall have conducted its business only in the ordinary course and consistently with prior business practices.

5.9. Tangible Personal Property - The Company has good, marketable and valid title to all of the items of tangible personal property used in its operations; all such items reflected on the Company's Financial Statements, and owned free and clear of all Liens. The tangible personal property of the Company is in good repair and working order, reasonable wear and tear excepted, as listed in EXHIBIT 5.9.

5.10.Intellectual Property - The Company has exclusive ownership of, or exclusive and unrestricted license to use, free and clear of all Liens, all Brazilian and foreign copyrights, trade secrets, trademarks, service marks, trade names, trade secrets (including, without limitation, customer lists, designs, manufacturing or other processes), computer software, systems, data compilations, research results and proprietary rights, used or to be used in the business of the Company as presently conducted or contemplated to be conducted or which are necessary or desirable for such business as so conducted. There are no actual or threatened claims or demands of any other Person pertaining to any of the Intellectual Property. The present business, activities and products of the Company do not infringe any Intellectual Property of any other Person.

5.11.Trade Secrets and Customer List - The Company has the right to use in the ordinary course of its business as presently conducted or contemplated all trade secrets, inventions, customer lists and processes required for or incident to the marketing of all services presently sold, licensed or under development by the Company, including products licensed from others. No payment is required to be made by the Company for the use of any such trade secret, invention, customer list or process.

5.12.Contracts - Except for contracts, commitments, plans, agreements and licenses listed on SCHEDULE 5.12 (true and complete copies of which documents have been made available to the Buyer), the Company is not a party to or subject to, whether written or oral,

     (a) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, profit sharing, collective bargaining or the like, or any contract or agreement with any labor union;
     (b) any employment contract, or any contract for services which is not terminable upon thirty (30) days' prior notice by the Company without liability for any penalty or severance or other payment or other consideration or penalty;
     (c) any contract or agreement for the purchase of any commodity, material or equipment except purchase orders in the ordinary course of business;
     (d) any contract containing covenants limiting the freedom of the Company to compete in any line of business or with any Person or entity;
     (e) any contract or agreement with a quotaholder or any of their Affiliates which will survive the Closing; or
     (f) any contract or agreement which is out of the ordinary course of business, or has a term which will expire more than one year from the date of this Agreement.

     All contracts, agreements, licenses and instruments to which the Company is a party or by which the Company is obligated are valid and are in full force and effect and constitute legal, valid and binding obligations of the Company. The Company is not in default in complying with any material provisions thereof, and no condition or event exists which would constitute a default thereunder on the part of the Company.

5.13.Litigation  - SCHEDULE  5.13  lists all  currently  outstanding  or pending litigation and governmental or administrative proceedings or investigations to which the Company is a party, including the forum, names of parties and type and amount of relief sought. Except for matters described on SCHEDULE 5.13, there are no, actions, suits, judgments, investigations or proceedings outstanding or pending or threatened, against or affecting the

     Company or its assets or properties, before any federal, state, municipal or other governmental department, commission, court, board, bureau or agency, foreign or domestic, or seeking to enjoin, or seeking changes in connection with, the consummation of the transactions contemplated hereby.

5.14. Compliance -

     (a) The Company is in compliance with all applicable statutes, ordinances, orders, rules and regulations promulgated by any federal, state, municipal or other authority, and all orders, writs, injunctions or decrees of any court, administrative agency or arbitration tribunal which apply to the conduct of its business.

     (b) Neither the Company nor the Sellers has received notice of any violation or alleged violation which could individually or in the aggregate with others have a material adverse effect on the Company's business, operation, conditions or prospects (financial or otherwise).

5.15.Insurance - SCHEDULE 5.15 is a complete and correct list (including the name of the carrier, summary description of coverage, premium, deductible and expiration date) of all policies of insurance maintained by the Company. True and correct copies of all such policies have previously been provided to the Buyers by or on behalf of the Company. There is no claim by the Company pending under any such policies. Such policies are in full force and effect; all premiums with respect thereto are currently paid.

5.16.Warranty Related Matters - Each service sold or delivered by the Company has been in conformity with all applicable contractual commitments and all express and implied warranties, and the Company has no liability for damages in connection therewith. No service sold or delivered by the Company is subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale.

5.17.Finder's Fees - No broker or finder has acted for the Sellers in connection with this Agreement, and no broker or finder is entitled to any brokerage or finder's fee or other commission based in any way on any agreement, arrangement or understanding made by the Sellers or the Company, all of the fees and expenses of which shall be the responsibility of the Sellers.

5.18.Corporate  Records - The  corporate  record of the Company,  including  the
     Contrato Social and its amendments, the Book of Resolutions of quotaholders, the Ledger and the tax books accurately record all material corporate action taken by the quotaholders and officers thereof. The copies of the corporate records of the Company, as delivered or furnished by the Company to the Buyer, are true and complete copies of the originals of such documents.

5.19.Employees  - Labor  Matters  -  SCHEDULE  5.19  sets  forth  all the  Labor
     Agreements to which the Company is a party. The Company is not delinquent in payments to any of its employees, officers or contractors for any wages, salaries, commissions, bonuses, severance, termination pay or other direct compensation for any services performed for it to the date hereof or amounts required to be reimbursed to such employees. The Company is in compliance with all Applicable Law and regulations respecting labor, employment, labor and union relations, fair employment practices, safety and health, terms and conditions of employment, and wages and hours.

5.20.Banks - SCHEDULE 5.20 sets forth a complete list of the names and locations of all and other financial institutions at which the Company has an account, a safe deposit box or maintains a banking, custodial, trading or other similar relationship, indicating in each case the account number and the names of the representatives of the Company having signatory power with respect thereto.

5.21.Powers of Attorney - Except as set forth in SCHEDULE 5.21, neither the Company nor any of the Sellers in relation to the Company has any power of attorney or comparable delegations of authority outstanding.

5.22.Disputed Accounts Payable - There are no unpaid invoices or bills representing amounts alleged to be owed by the Company, or alleged obligations of the Company.

5.23.Accuracy of Statements - No representation or warranty made by the Sellers in this Agreement or in any Schedule, written statement or certificate furnished to the Buyer, its Affiliates or its agents in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not false or misleading.

5.24.No Illegal or Improper Transactions - The Company has not, nor has any director, officer or quotaholder of he Company, (a) taken any action in violation of any anti-bribery, or anti-corruption or criminal laws of Brazil or of any other jurisdiction to which the Company is subject, (b) paid, offered or promised to pay, or authorized the payment of any monies to any Person or firm employed by or acting for or on behalf of any Person, whether private or governmental, for the purpose of illegally or improperly inducing or rewarding any action by any official favorable to the Company or any other Person in connection with the business of the Company.


SECTION SIX - COVENANTS OF THE SELLERS

     The Company and the Sellers warrant, covenant and agree as set forth in this Section 6.

6.1. Conduct of Business - Between the date of this Agreement and the Date of Closing Date, the Sellers will cause the Company to do and the Company will do the following:

     (a) conduct its business only in the ordinary course consistent with prior business practices and refrain from changing or introducing any method of management or operations except in the ordinary course of business and on a basis consistent with prudent business practices, including, without limitation, maintaining its assets in good working order and condition, ordinary wear and tear excepted;
     (b) refrain from making any purchase, sale or disposition of any asset or property used or held for use in the conduct of the Company's business, other than inventory in the ordinary course of business consistent with prudent business practices, and from selling any capital asset or create or incur any Lien on any of the Company's assets;
     (c) refrain from entering into, amending or modifying in any material respect, terminate (partially or completely), granting any waiver under or giving any consent with respect to any contract or any material license used in connection with the Company's business;

     (d) refrain from engaging in any transaction with respect to its business with any officer, director or Affiliate of the Company;
     (e) refrain from incurring or modifying any Indebtedness, except in the ordinary course of business on a basis consistent with prudent business practices;
     (f) refrain from (i) making any change or obligating itself to make any change in its Articles, or in its authorized or issued capital stock, or (ii) acquiring any securities issued by any other business organization other than short-term investments in the ordinary course of business;
     (g) refrain from making any change in the compensation payable or to become payable to any of its officers, employees, independent contractors or agents, or granting any severance or termination pay to, or entering into, amending or terminating any employment, severance or other agreement or arrangement with, any director, officer, employee or independent contractor of the Company other than in the ordinary course of business;
     (h) refrain from establishing, adopting or entering into or amending any collective bargaining, bonus, incentive, deferred compensation, profit sharing, stock option or purchase, insurance, pension, retirement or other employee benefit plan;
     (i) refrain from making any payment or reimbursing any expense (other than Ordinary Expenses) or engaging in any other transaction outside of the ordinary course with, any employee, officer or quotaholder of the Company, or any of its Affiliates, except for the payment and distribution of the dividends determined by the Financial Statements closed on December 31, 2005 and those retained from previous fiscal years;
     (j) pay all accounts payable, regardless of when incurred, in the ordinary course of business;
     (k)  refrain from changing  accounting  policies or procedures  (including, without limitation, procedures with respect to the payment or forgiveness of accounts payable and collection of accounts receivable) or from making any Tax election;
     (l) except to the extent required by Applicable Law, (A) cause its business books and records to be maintained in the usual, regular and ordinary manner consistent with past practice, and (B) not permit any material change in any pricing, investment, accounting, financial reporting, inventory, credit, allowance or tax practice or policy of the Company that would adversely affect their respective businesses;
     (m) comply, in all material respects, with all Applicable Law applicable to its business and promptly following receipt thereof to give the Buyer any violation of any such Applicable Law;
     (n) refrain from purchasing any capital stock, partnership interest or other equity security, or warrants or option therefor, of any other business enterprise, or entering into any joint venture or similar business arrangement, or make any capital investment in any other Person;
     (o) refrain from entering into any executory agreement, commitment or undertaking to do any of the activities prohibited by the foregoing provisions;
     (p) refrain from granting any powers of attorney or comparable delegations of authority;

     (q) notify the Buyer in writing of any action, event, condition or circumstance, relating to the Company that is out of the ordinary course of its business or threatens to result in, a material adverse effect on the Company; and
     (r) notify Buyer in writing of any transaction, liability or obligations involving the Company, the Sellers or any of their respective Affiliates.

6.2. Breach of Representations and Warranties. Promptly upon the occurrence of any event which would constitute a breach, of any of the representations and warranties or covenants of the Sellers contained in or referred to in this Agreement or in any Schedule, the Sellers shall give detailed written notice thereof to the Buyer.

SECTION 7 - REPRESENTATION AND WARRANTIES OF BUYER

     In order to induce the Sellers to enter into this Agreement and consummate the transactions contemplated hereby, the Buyer hereby make to each of the Sellers the representations and warranties contained in this Section 7, as of the date hereof and as of the Date of Closing.

7.1. Organization of the Buyer.

     (a) Newmarket Technology Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full corporate power and authority to conduct its business in the manner and in the places where such business is conducted.
     (b) The Buyer is duly licensed and qualified to do business and in good standing in each jurisdiction in which the operation of its business makes such licensing or qualification to do business necessary and the failure to qualify to do business would have a material adverse effect on the Buyer.
     (c) The execution, delivery and performance by the Buyer of this Agreement, and the consummation of the transactions contemplated hereby, do not violate, accelerate any obligation under or give rise to a right of termination or cancellation of any agreement to which the Buyer is a party.

7.2. Authority - All necessary corporate and limited liability company action, as applicable, has been taken by the Buyer to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes, or when executed and delivered will constitute, valid and binding obligations of the Buyer enforceable in accordance with their respective terms. The execution, delivery and performance by the Buyer of this Agreement:

(a) do not and will not violate any provisions of the articles of organization, the by-laws of the Buyer; do not and will not violate any United States laws or laws of the jurisdiction of incorporation of the Buyer or of any jurisdiction in which the Buyer engages in business; and
(b) will not constitute a default under, any loan or credit agreement or any other agreement, lien or judgment, to which the Buyer is a party.

7.3. Finder's Fees - No broker or finder has acted for the Buyer in connection with this Agreement, and no broker or finder is entitled to any brokerage or finder's fee or other commission based in any way on any agreement, arrangement or understanding made by the Buyer, all of the fees and expenses of which shall be the responsibility of the Buyer.

7.4. Accuracy of Statements - No representation or warranty made by the Buyer in this Agreement or any written statement or certificate furnished to the Sellers, its Affiliates or its agents in connection with the transaction contemplated by this Agreement contains or will contain any untrue statement of a material fact necessary to make the statements contained herein or therein not false or misleading.

SECTION EIGHT - COVENANTS OF THE BUYER

8.   The Buyer makes the covenants and agreements set forth in this Section

8.1. Consents and Approvals - The Buyer will use its commercially reasonable efforts to cause all conditions to the obligations of the parties hereunder to be satisfied and will use its commercially reasonable efforts to obtain all necessary consents and approvals to the performance of its obligations under this Agreement and the transactions contemplated hereby. The Buyer shall promptly inform the Sellers of any inquiries or communications from any governmental agencies and provide copies of any written communication relating thereto.

8.2. Breach of Representations and Warranties - Promptly upon the occurrence of any event which would constitute a breach, the Buyer shall give detailed written notice thereof to the Sellers.

8.3. Consummation of Agreement; Cooperation - The Buyer shall use its best efforts to the end that the transactions contemplated by this Agreement shall be fully carried out as soon as practicable after the date hereof, subject to and in accordance with, and without limitation of, the terms and conditions of this Agreement.

SECTION NINE - CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

     The obligation of the Buyer to execute and deliver this Agreement is subject to the fulfillment, prior to or at the date hereof, of the following conditions:

     (a) Amendment to the Contrato Social - The quotaholders shall have executed the 6th amendment to the Contrato Social of the Company in the form attached hereto as SCHEDULE 2.1.
     (b) No Litigation - No litigation or proceeding shall have been instituted by or against the Company or threatened, after the date of this Agreement by any governmental agency or other Person or entity seeking to restrain or prohibit the performance or to obtain damages or other relief in conjunction with, this Agreement or any of the transactions contemplated hereby;
     (c) No Material Adverse Change - There shall have been no material adverse change in the condition, assets, operations, Taxes or prospects
          (financial or otherwise) of the Company or its business or assets since December 31, 2005.
     (d) Representations; Warranties; Covenants - Each of the representations and warranties of the Sellers contained in this Agreement shall be true and correct as of the date hereof and on the Date of Closing.
     (e) Schedules - The Schedules to this Agreement will have been prepared, and delivered to the Buyer, fully initialed by each of the Sellers.

SECTION TEN - CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS

     The obligations of the Sellers to execute this Agreement are subject to the fulfillment until the Closing Date of the following conditions:

     (a) Representations; Warranties; Covenants -Each of the representations and warranties of the Buyer contained in this Agreement shall be true and correct on and as of the date hereof.
     (b) Amendment to the Contrato Social - The Buyer and its designee shall have executed the amendment to the Contrato Social of the Company in the form attached hereto as Schedule 2.1., specifically containing the Pledge of the quotas.
     (c)  Appointment letter for each of the Officers of the Company.
     (d)  By Laws of the Buyer.
     (e) Document, which reflects the granting of powers to the legal representative of Buyer in order to sign this Agreement.

SECTION ELEVEN - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

     The representations, warranties, covenants, indemnities and agreements contained in this Agreement, and in any document furnished in connection therewith, are and will be deemed and construed to be continuing representations, warranties, covenants, indemnities and agreements and shall survive the Closing to the extent of the respective statute of limitations applicable to the corresponding rights to claim. Any investigation by or on behalf of any party hereto shall not constitute a waiver as to enforcement of any representation, warranty, covenant or agreement contained herein.

SECTION TWELVE - INDEMNIFICATION

12.1. Indemnification by the Sellers

     (a) The Sellers shall jointly and severally indemnify, defend and hold harmless, the Buyer, its shareholders, members, directors, officers, employees, Affiliates, controlling persons, agents and representatives and its successors and assigns (The Buyer's Indemnities) from and against any and all losses, claims, damages, liabilities, obligations, Taxes, judgments, awards, costs, expenses and disbursements (including reasonable counsel fees and costs of any suit related thereto) suffered or incurred by the Buyer or any of the Buyer's Indemnities as a result of or in connection with any misrepresentation by, or breach of any covenant or warranty of the Sellers contained in this Agreement, or from any misrepresentation in or omissions by the Sellers hereunder.
     (b) The Sellers shall jointly and severally indemnify, defend and hold harmless the Buyer and any of the Buyer's Indemnities from and against any and all losses, suffered or incurred by the Buyer or any of the Buyer's Indemnities as a result of a claim by a third party arising out or in connection with any of the warranties, representations and covenants of the Sellers;
     (c) The Buyer shall promptly give notice of such claim to the Sellers, in writing;

     (d) The Sellers will have the right to assume the defense of the third party claim with counsel of their choice reasonably satisfactory to the Buyer at any time within thirty (30) days after the notice of the third party claim;
     (e) The Buyer may appoint counsel at its sole cost and expense and participate in the defense of the claim;
     (f) The Sellers will promptly seek an injunction and/or provide the court deposits required to protect the Buyer and/or the Company from collection procedures, pledge on assets or inscription on black lists sponsored by governmental or private entities
     (g) In case Sellers fail in any extent to diligently pursue the defense of the claim, Buyer may appoint counsel, as mutually agreed by the Buyer and the Sellers, at the cost of Sellers, in lieu of appointee of Sellers. So long as the Sellers have assumed and are conducting the defense to the claim in-accordance with subsection (d) above, the Sellers may accept any judgment or enter settlement with respect to the claim without the prior written consent of the Buyer, exclusively when the judgment or settlement involves only the payment of money damages by the Sellers.

12.2. Indemnification by the Buyer

     (a) The Buyer shall indemnify, defend and hold harmless, the Sellers, their shareholders, members, directors, officers, employees, Affiliates, controlling persons, agents and representatives and their successors and assigns (the "Sellers Indemnities") from and against any and all losses suffered or incurred by the Sellers as a result of or in connection with any misrepresentation by, or breach of any covenant or warranty of the Buyer contained in this Agreement, or from any misrepresentation in or omissions from any certificate or other instrument furnished by the Buyer hereunder.
     (b) The Buyer shall indemnify, defend and hold harmless the Sellers and any of the Sellers' Indemnities from and against any and all losses, suffered or incurred by the Sellers or any of the Sellers Indemnities as a result of a claim by a third party arising out or in connection with any of the warranties, representations and covenants of the Buyer.

SECTION 13 - PLEDGE OF THE QUOTAS

     The Amendment of the Contrato Social, in the form of SCHEDULE 2.1., as well as the Pledge Agreement to be signed by all the Parties on this date, will include a pledge of one hundred (100%) of the quotas of the Company, in the form of "Caucao", for the benefit of the Sellers and to secure the payment of the Purchase Price and which may be executed by any of the Sellers in the event of the default of the payment of any of the installments by the Buyer within ninety
(90) days as the date of said payments. The execution will grant the Sellers the devolution of all of the one hundred percent (100%) of the quotas. Except for the merger by the Company with a Buyer's Assignee, the term of the Caucao will secure to the pledgees the right to veto material changes to the Contrato Social that may affect the organization, operations and prospects (financial and otherwise) of the Company.

SECTION 14 - MANAGEMENT OF THE COMPANY

     The parties agree that the business of the Company is totally dependent upon its technical and administrative cadres. It is, therefore, essential to the Company the retention of its present management and technical team, and especially of Flavio, Marcio, Celso and Alexandre for a period of management term until December 31, 2008. The Amendment to the Contrato Social under
Schedule 2.1. will establish the referred management term, will nominate Flavio, Marcio, Celso and Alexandre as the officers of the Company for the initial term and will establish their total compensation.

SECTION 15 - CONFIDENTIALITY

     (a) The Sellers shall, and shall cause the Company and the officers, directors, agents and representatives of each of them to, hold in strict confidence and not use any confidential or proprietary data or information obtained from the Buyer or their officers, directors, agents or representatives with respect to its or their business or financial condition except for the purpose of evaluating, negotiating and completing the transaction contemplated hereby.
     (b) Information generally known in the industry or which has been disclosed to a party hereto by third parties which have a right to do so shall not be deemed confidential or proprietary information for purposes of this Agreement.
     (c) From the date of this Agreement until the Closing, or for a period of two (2) years from the date of this Agreement if Closing does not take place, all confidential business and related information furnished to the Buyer and its representatives by or on behalf of the Sellers shall be kept confidential by the Buyer and their representatives; provided, however, that the foregoing shall be inapplicable (i) with respect to information which is or becomes available to the public without breach of this confidentiality obligation, and (ii) to the extent disclosure is required by any Applicable Law or regulation, by any authorized administrative or governmental agency or in the opinion of counsel to the Buyer; and provided, further, however, that the Buyer will provide notice to the Sellers before disclosing any information pursuant to this Section and will cooperate with the Company and the Sellers in endeavoring to preserve, to the extent reasonably practicable and not inconsistent with its legal obligations, the confidential nature thereof.

SECTION 16 - NON COMPETITION -

         For three (3) years from the Closing Date, the Quota Holders will not compete with the Company in Brazil and Chile with respect to the business currently undertaken by the Company with its current partners, except for cases in which they are expressly and in writing authorized by the Company or Newmarket to compete. For three (3) years following the last day of the rendering of services to Unione by the Officers, the Quota Holders will not circumvent the business, disclose the condition of the business nor solicit any employees of the business. This condition will apply in regard to both the Company and Newmarket and all Newmarket subsidiaries.

SECTION 17 - MISCELANEOUS

17.1.Governing Law - This Agreement shall be construed under and governed by the laws of Brazil.

17.2.Governing Language - This Agreement has been prepared in the English language and properly executed by the Parties.

17.3.Notices - Any notice, request, demand or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given if delivered or sent by facsimile transmission, upon receipt, or if sent by registered or certified mail or recognized overnight courier, upon receipt, or electronic message with answerback. All notices and payments to a party will be sent to the addresses set forth below or on or to such other address or Person as such party may designate by notice to each other party hereunder (or in the case of payments, to the relevant payer):

For the Sellers:

         Flavio Firmino da Silva
         Rua Indiana, No. 458, apt. 92, 04562-000, Sao Paulo - SP
         Telephone: + 55 (11) 2176-4700
         Fax: + 55 (11) 2176-4701
         E-mail: flavio@unione.com.br

         Marcio Archimedes Pissardo
         Alameda das Castanheiras, No. 121, 06430-140, Santana do Parnaiba - SP
         Telephone: + 55 (11) 2176-4700
         Fax: + 55 (11) 2176-4701
         E-mail: marcio@unione.com.br

         Celso Souza Isberner
         Rua Palacete das Aguias, No. 270, apt. 81, Vila Alexandria, 04635-021, Sao Paulo - SP
         Telephone: + 55 (11) 2176-4700
         Fax: + 55 (11) 2176-4701
         E-mail: isberner@unione.com.br

         Alexandre Dias Couto
         Rua Nebraska, No. 432, apt. 52, 04560-011, Sao Paulo - SP
         Telephone: + 55 (11) 2176-4700
         Fax: + 55 (11) 2176-4701
         E-mail: acouto@unione.com.br

With a copy to:

         Alexandre Troia Menezes da Silva
         Gaia, Silva, Rolim Associados - Advocacia e Consultoria Juridica Rua da Quitanda, No. 126, Centro, 01012-010, Sao Paulo - SP
         Telephone: + 55(11) 3291-7400
         Fax: + 55(11) 3101-2226
         E-mail: troia@gaiasilvarolim.com.br

         MIND INFORMATION SERVICES LTDA
         Mr. Flavio Firmino da Silva and Marcio Archimedes Pissardo Avenida dos Patos, 203-A, sala 04 - CEP 06429-120
         Telephone: + 55 (11) 2176-4700
         Fax: + 55 (11) 2176-4701
         E-mail: flavio@unione.com.br or marcio@unione.com.br

For the Buyer:

         Philip Michael Verges
         14860 Montfort Dr.
         Suite 210
         Dallas, TX 75254
         Phone: 972 3863372
         Fax: (972) 386-8165
         email: philip@newmarkettechnology.com

Any notice given hereunder may be given on behalf of any party by its counsel or other authorized representative.

17.4.Execution in Counterparts - This Agreement will be signed simultaneously in six counterparts, and each one of them will be considered the original, but all of them together constitute a single and unique instrument. The counterparts are being executed simultaneously in Sao Paulo.

17.5.Entire  Agreement.  This  Agreement,  including the  Schedules  referred to herein and the other writings specifically identified herein, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings.

17.6.Captions and Gender. The captions in this Agreement are for convenience only and shall not affect the construction or interpretation of any term or provision hereof. The use in this Agreement of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter pronoun, as the context may require.

17.7.Binding Nature of Agreement - This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their successors and permitted assigns, subject to the prior and written authorization of the other parties.

17.8.Specific Performance - Without limiting the rights of each party to pursue all other legal and equitable rights available to such party for any other parties failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations here; may be inadequate and that each of them shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

17.9.Arbitration - Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be settled by the Arbitration Counsel of the Brazil - Canada Chamber of Commerce in the City of Sao Paulo, State of Sao Paulo. The parties shall, in mutual accordance, choose an arbitrator to decide upon the dispute. The defeated party shall pay the arbitration costs, as well as the other parties' counseling fees. 17.10. Severability - In the event that any one or more of provisions herein contained, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution by a suitable and equitable solution.

17.11. Waivers - No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

17.12. Expenses - Except as otherwise established herein, each of the parties will be in charged for the payment of their own costs incurred under this Agreement.





















                [Balance of this page intentionally left blank.]

     IN WITNESS WHEREOF, the Sellers and the Buyer duly sign and formalize this Agreement, on the date in the year designated herein in Sao Paulo.



                  /s/ Flavio Firmino da Silva
                  -----------------------------------
                  FLAVIO FIRMINO DA SILVA

                  /s/ Marcio Archimedes Pissardo
                  -----------------------------------
                  MARCIO ARCHIMEDES PISSARDO


                  MIND INFORMATION SERVICES LTDA

                  By /s/Flavio Firmino da Silva
                  -----------------------------------
                  Flavio Firmino da Silva

                  By /s/Marcio Archimedes Pissardo
                  -----------------------------------
                  Marcio Archimedes Pissardo

                  /s/Celso Souza Isberner
                  -----------------------------------
                  CELSO SOUZA ISBERNER

                  /s/Alexandre Dias Couto
                  -----------------------------------
                  ALEXANDRE DIAS COUTO


                  NEWMARKET TECHNOLOGY INC.

                  By /s/Philip Michael Verges
                  -----------------------------------
                  Philip Michael Verges


                  WITNESSES:

                  1. /s/Tirka de Mells Sarza (Illegible)
                  -----------------------------------
                  Name:Tirka de Mells Sarza
                  RG No.: 40.634.529-7

                  2. /s/ Bandia Avia da Silva (Illegible)
                  -----------------------------------
                  Name:Bandia Avia da Silva
                  RG No.: 18.266.416


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